UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09575

MEEHAN MUTUAL FUNDS, INC.
(Exact name of Registrant as Specified in Charter)

7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-301-543-8881

THOMAS P. MEEHAN, PRESIDENT
7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Name and Address of Agent for Service)

Copy to:
ROBERT J. ZUTZ, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C.  20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Reports to Shareholders

MEEHAN FOCUS FUND

ANNUAL REPORT

October 31, 2012

This report is for the information of the shareholders of Meehan Focus Fund.  Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.  Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

Meehan Focus Fund	Distributor:
A Series of Meehan Mutual Funds, Inc.	Integrity Fund Distributors, LLC
7250 Woodmont Avenue, Suite 315	1 North Main Street
Bethesda, MD 20814	Minot, ND 58703
(866) 884-5968	(800) 933-8413

December 28, 2012

Dear Fellow Shareholders*:

The total return for the Meehan Focus Fund (the “Fund”) for its fiscal year ended October 31, 2012, was 10.47%.  The Fund’s net asset value (“NAV”) at October 31 was $16.41 per share (net of a $0.72 per share capital gain and income distribution).  Over the past fiscal year the Fund’s return trailed the Standard and Poor’s 500 Total Return Index** (“S&P 500”) and the NASDAQ Composite Index** (“NASDAQ”).  However, the Fund has outperformed the S&P 500 and the NASDAQ since its inception in December of 1999.  The Fund’s results for its 2012 fiscal year, for five years, ten years, and since inception are shown below with comparable results for the S&P 500 and NASDAQ.

	Fiscal Year November 1, 2011 - October 31, 2012	Annualized Return Five Years November 1, 2007 - October 31, 2012	Annualized Return Ten Years November 1, 2002 - October 31, 2012	Annualized Return From Inception December 10, 1999 - October 31, 2012

Meehan Focus Fund	10.47%	0.30%	6.91%	3.79%
S&P 500 Total Return Index **	15.21%	0.36%	6.90%	1.90%
NASDAQ**	10.91%	0.81%	8.39%	(1.45%)

Past performance does not guarantee future results.  Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance information, please call (866) 884-5968.

The Meehan Focus Fund's total annual expenses are 1.03%.***
______________________
* The views expressed herein are not meant as investment advice.  Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future.  Please consider the investment objectives, risks, charges, and expenses of the Fund before investing.  Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund.  Read the prospectus carefully before investing.

** The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  Index performance does not include transaction costs or other fees, which will affect actual performance.

*** Includes the impact of expenses of the registered investment companies and exchange traded funds in which the Fund invests.

The dust had barely settled from the long presidential campaign before investors’ attention pivoted to the “fiscal cliff” -- mandated tax increases and expenditure cuts beginning in 2013 with potentially severe economic repercussions.  As we write, political negotiations are ongoing and we believe that a compromise of some sort will be reached, preventing the economy from going over the “cliff.”

While we can’t know what any fiscal cliff compromise will look like, we are encouraged by signs of underlying strength in the economy.  In the third quarter the economy expanded at an annual rate of 3.1%, a substantial improvement over the first two quarters.  Unemployment, while still stubbornly high, has dropped to 7.7% and job growth, which has averaged 151,000 per month in 2012, shows signs of accelerating.  The housing market also turned up significantly this year for the first time since the financial crisis.  In December a measure of home-builder confidence reached its highest level in over six years and the S&P/Case-Shiller home price index notched its ninth consecutive monthly gain.  Last, but not least, auto sales have ticked up in 2012.

In addition, the Federal Reserve made clear that it remains committed to spurring growth.  On December 12 the Fed announced it will continue monthly bond purchases of $85 billion and, for the first time, explicitly tied its ultra-low interest rate policy to unemployment and inflation targets.

We are mindful that our economic recovery remains fragile and that the fiscal cliff is not the only issue we face as investors.  A flare up of Europe’s sovereign debt crisis, rising tensions in the Middle East, and slower than expected growth in Asia all have the potential to derail the recovery and send stock prices lower.  Despite the uncertainty, we are optimistic about the prospects for stock returns as we look to 2013.  We believe stock valuations are reasonable on a historical basis and are very attractive when compared to other asset classes, particularly bonds.

In the current market environment, we continue to favor large capitalization, multinational firms that have strong balance sheets.  The stocks of many such companies have recently lagged the benchmarks due partly to their exposure to emerging markets, where economic growth rates have slowed this year.  We still believe emerging markets offer the best potential for future sales and earnings growth for these companies, and we are happy to be able to buy such high quality companies at below-market valuations.

Additions to the Fund’s portfolio over the past six months include supplemental insurance provider Aflac, insurance and financial services firm AIG, and oil and gas equipment supplier National Oilwell Varco.  We also added significantly to our existing position in Johnson Controls.

We exited positions in two stocks over the past six months: Wal-Mart and the Japan MSCI Index Exchange-Traded Fund (Japan ETF).  Wal-Mart’s shares surged this year and we sold the Fund’s position at a substantial gain after it reached what we considered its full value.  The Japan ETF, one of the Fund’s smaller holdings, was sold at a modest loss after we concluded that Japan’s sluggish economy faced more and greater obstacles than we had anticipated.  We also reduced our positions in long-term Fund holdings American Express and Procter & Gamble.  Proceeds from these sales were reallocated to newer investments which we believe have better growth prospects.

Portfolio Review

The attached Schedule of Investments identifies the stocks we owned and their market value as of October 31, 2012.  Our Fund held 36 stocks, and 84.4% of the Fund’s assets were invested in 25 companies. Our top 10 holdings, which represented 43.6% of the Fund’s portfolio on October 31, were as follows:

	Company	% of Fund
1.	Exxon Mobil Corp.	5.6
2.	Johnson & Johnson	5.3
3.	Lowe’s Companies	5.0
4.	Automatic Data Processing, Inc.	4.7
5.	Berkshire Hathaway Inc. - Class B	4.1
6.	Pfizer Inc.	4.0
7.	Microsoft Corp.	3.9
8.	General Electric Co.	3.9
9.	Apple Inc.	3.8
10.	WisdomTree Emerging Markets Equity Income Fund	3.3
		43.6

As of October 31, 2012, nine of our top ten holdings showed gains since we purchased them. The lone exception was the WisdomTree emerging markets exchange traded fund which showed a small loss.  As of this writing this holding shows a gain, and we believe the fast growing markets that it offers exposure to will continue to push the share price higher.  Our largest gains, in dollar terms, were in Berkshire Hathaway, General Electric, and Automatic Data Processing.

Strong returns from Johnson & Johnson, new fund holding Aflac, and Wal-Mart aided the Fund’s results over the past six months.  Gains from these holdings offset weak results from regional bank PNC and two of our long-term technology holdings, Microsoft and Intel.  PNC’s profitability was hurt by compressed net interest margins on its loans, a byproduct of the Fed’s ultra-low interest rate policy.  While we anticipate interest margins will remain compressed in the near term, in our view solid loan growth combined with a conservative and experienced management team should drive earnings higher and reward PNC shareholders over the long term.  Microsoft and Intel underperformed because of weakness in their core PC business in the face of the rapidly expanding market for mobile devices.  Despite this trend, we believe both companies possess significant competitive advantages in their still highly profitable core business, and are taking significant measures that will enable them to capitalize on opportunities in the mobile arena.

Brief Discussion of Three of Our Top Holdings

	Average Cost Per Share	October 31, 2012 Market Price per Share	Percent Increase (Decrease)
Aflac Inc.	$44.41	$49.78	12.1%
Johnson Controls, Inc.	$28.81	$25.75	(10.6%)
Microsoft Corp.	$20.07	$28.54	42.2%

Price (12/21/2012)	$53.78
Market Cap ($B)	$25.0

Forward P/E	7.7
Price/Sales	1.0
Price/Book	1.6

Dividend Yield	2.5%

Aflac, Inc. (AFL)

Aflac is the world's largest underwriter of supplemental insurance products, which it sells into the two largest insurance markets in the world, the United States and Japan.  Aflac holds a virtual monopoly in the cancer insurance market in Japan, where the company earns 75% of its revenues and 81% of profits.  The company’s product offerings in the United States include life, accident, disability, and long-term care insurance, though the company is perhaps best known for its advertising campaign featuring the Aflac duck.

Aflac uses a unique distribution model, selling its insurance products directly to consumers, primarily through their workplaces. This low-cost, direct distribution model has allowed Aflac to remain consistently profitable with above-average margins.  Aflac also enjoys high customer retention rates of nearly 95% in Japan and over 75% in the United States.

In Japan, Aflac insures an estimated 50 million people, making it the largest individual insurer in the country.  It is the exclusive provider of cancer insurance products through Japan Post, which along with the banks is the traditional channel for financial transactions in Japan.  Aflac’s share of the bank market is also impressive, with the company holding long-standing agreements with over 90% of Japanese banks to sell its insurance products.  We expect continued growth in this market for Aflac, given Japan’s aging population.

Aflac navigated its way through the financial crisis prudently, capitalizing on its niche markets, strong brand recognition, and low-cost business model.  It has rewarded shareholders with 26 consecutive years of dividend increases, and we expect that record to continue.  Over the longer term, we expect Aflac’s strong market position, consistent earnings power, and shareholder-friendly policies to continue to build value for shareholders.

Price (12/21/2012)	$30.12
Market Cap ($B)	$20.7

Forward P/E	9.5
Price/Sales	0.5
Price/Book	1.8

Dividend Yield	2.4%

Johnson Controls, Inc. (JCI)

Founded in 1885, Johnson Controls (JCI) is one of the world’s largest manufacturers of automotive parts and equipment, including interior systems, seats, and batteries.  JCI also provides building efficiency systems that are used for energy management, fire safety, and security maintenance.

JCI has been successfully diversifying its business for several years, reducing its exposure to the automotive sector from a high of 69% of revenues in 2005 to the current level of 49%.  Still, JCI has benefited in the last year from the resurgence of the Detroit auto makers.  The auto segment has posted double-digit revenue gains in 2012, driven by solid growth in North America which more than offset expected declines in Europe.  Of particular note is that JCI has grown as a result of both new products, like start-stop batteries for hybrid vehicles, and strategic acquisitions.  JCI’s rapid rebound proved it has the balance sheet strength and financial flexibility to withstand even the harshest cyclical downturn to hit the automotive sector.

JCI’s Building Efficiency Group has also increased revenues significantly in recent years, and we expect the trend to continue.  This $14.9 billion revenue segment now accounts for 36% of total company sales, up from 21% just six years ago.  Unlike the auto business, the building efficiency sector is highly predictable and stable, with more than 83% of sales representing repeat business from existing customers seeking upgrades, retrofits, or service of their building equipment.  As businesses and governments seek more environmentally friendly buildings, we expect JCI’s unique ability to deliver a one-stop solution of energy efficient equipment and services will position this segment to prosper, especially in the rapidly growing emerging markets.

With an investment grade credit rating, a low-leverage balance sheet, and ample liquidity, we consider JCI to be financially strong.  The stock, which has risen roughly 16% since October 31 and now shows a gain for the Fund, trades at a forward P/E of 9.5x and offers an attractive 2.4% dividend yield.  We also see the potential for dividend increases, as management has stated its intention to boost dividend payouts.  As such, we consider JCI to be a solid equity holding with significant upside for shareholders.

Price (12/21/2012)	$27.45
Market Cap ($B)	$226.1

Forward P/E	8.2
Price/Sales	3.2
Price/Book	3.3

Dividend Yield	3.1%

Microsoft Corp. (MSFT)

Microsoft is the world’s largest software maker and has for decades enjoyed a dominant position in desktop operating systems and its Office productivity suite.  Today, while it still derives 75% of its revenues from its Windows operating systems, the company also operates profitable and growing business lines in Server Products & Tools, Online Services, Business Services, and Entertainment & Devices.

The world of computing is in a rapid phase of change.  The shift to mobile devices and web-based applications is transforming how businesses and consumers alike utilize technology for everything from communications to productivity to e-commerce and entertainment.  And this shift is changing the way Microsoft does business.

The company is steadily shifting its business strategy from a PC-centric model to a multi-prong strategy focused on a mobile, cloud-based computing platform.  While we expect this trend to have an impact on Microsoft’s Windows PC franchise over the long-term, we also expect it to open up new revenue and profit opportunities in the deployment and delivery of cloud-based software and services.

The recent of launch of its new operating system is the first and perhaps most critical piece of Microsoft’s new strategy.  Windows 8 represents one unified system that can be used across multiple devices, from PCs to tablets to smartphones.  Its touchscreen architecture is very user-friendly, and analysts have given its technological features positive reviews.  Consumer acceptance will ultimately dictate Windows 8’s success over time.  New operating systems tend to build market share slowly, typically in the second nine-month period after release.

In the meantime, Microsoft’s core business remains solid and its financial footing strong.  The company holds $66 billion of cash and cash equivalents on its balance sheet, compared to just $12 billion in long-term debt.   It generates a hefty $26 billion in annual cash flow, which amply supports annual R&D spending of $2.3 billion and annual dividend growth that has averaged 12.4% for the past five years.

While we recognize that any business transition carries both opportunities and risks, we believe Microsoft will successfully navigate the shift to cloud computing, while still delivering solid returns for shareholders.  With its stock trading at a below-market 8.2x forward P/E and offering an attractive 3.1% dividend yield, we consider Microsoft a solid core holding with substantial growth potential.

Sources for charts and text:  Morningstar, Value Line, S&P, Yahoo Finance, Credit Suisse, company reports, and Edgemoor Investment Advisors estimates.

Conclusion

We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success.  You can check the Fund’s NAV online at any time by typing the Fund’s symbol (MEFOX) into most stock quotation services.  Best wishes for a happy holiday season – and please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

Sincerely,

Thomas P. Meehan Paul P. Meehan R. Jordan Smyth, Jr. Managers, Meehan Focus Fund

Past performance is not predictive of future performance.

	Annualized Total Return**

	One year Ending 10/31/12	Five years Ending 10/31/12	Ten Years Ending 10/31/12
Meehan Focus Fund	10.47%	0.30%	6.91%
S&P 500 Total Return Index	15.21%	0.36%	6.90%
NASDAQ Composite Index	10.91%	0.81%	8.39%

*   The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index.  It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  An index is not an investment product available for purchase.
**   Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

FUND EXPENSES (unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* April 30, 2012 – October 31, 2012
Actual	$1,000.00	$997.08	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24

* Expenses are equal to the Fund’s annualized total operating expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by the days in the year (365) to reflect the half-year period.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2012	Quantity	Fair Value

COMMON STOCK (95.9%)

Consumer Discretionary (10.0%)
Johnson Controls, Inc	50,000	$1,287,500
Lowe's Companies	63,000	2,039,940
Tupperware Brands Corp	12,000	709,200
		4,036,640
Consumer Staples (3.5%)
Nestle SA Reg B ADRS	12,500	791,750
Procter & Gamble Co/The	9,000	623,160
		1,414,910
Energy (12.8%)
Devon Energy	13,000	756,730
Exxon Mobil Corp	25,000	2,279,250
National Oilwell Varco Inc	15,000	1,105,500
*WPX Energy Inc	23,000	389,620
Noble Corp	17,000	641,580
		5,172,680
Financials (13.8%)
Aflac, Inc	26,000	1,294,280
American Express Co	20,000	1,119,400
American Intl Group New	10,000	349,300
Berkshire Hathaway - Class B	19,250	1,662,238
PNC Bank Corp.	20,000	1,163,800
		5,589,018
Health Care (18.4%)
Becton Dickinson & Co	7,000	529,760
Johnson & Johnson	30,000	2,124,600
Novartis AG - ADR	22,000	1,330,120
Pfizer Inc	65,000	1,616,550
Thermo Fisher Scientific Inc	10,000	610,600
WellPoint Inc	20,000	1,225,600
		7,437,230
Industrials (8.8%)
General Electric	75,000	1,579,500
3M Co	10,000	876,000

United Parcel Service Inc - Class B	15,000	1,098,750
		3,554,250
Information Technology (20.1%)
Apple Inc.	2,600	1,547,260
Automatic Data Processing, Inc	33,000	1,907,070
Cisco Systems Inc	49,000	839,860
*Google Inc - Class A	1,400	951,678
Intel Corp	60,000	1,297,500
Microsoft Corp	55,000	1,569,425
		8,112,793
Materials (7.2%)
Compass Minerals International	12,000	946,200
*Horsehead Holding Corp	125,000	1,131,250
Methanex Corp	18,983	569,490
Steel Dynamics Inc	20,000	253,000
		2,899,940
Utilities (1.3%)
Exelon Corp	15,000	536,700

TOTAL COMMON STOCK (COST: $30,171,609)		$38,754,161

EXCHANGE TRADED FUNDS (3.3%)
WisdomTree Emerging Mkts Equity Income Fund (COST: $1,342,238)	25,000	$1,324,500

SHORT-TERM SECURITIES (0.8%)	Shares
^First Western Bank Collective Asset Fund 0.150% (COST: $333,895)	333,895	$333,895

TOTAL INVESTMENTS (COST: $31,847,742) (100.0%)		$40,412,556
LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)		(11,489)

NET ASSETS (100.0%)		$40,401,067

* Non-income producing investment
^ Variable rate security; rate shown represents rate as of October 31, 2012
ADR – American Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sector Allocation (% of Net Assets) for the Meehan Focus Fund October 31, 2012

Cash Equivalents and Other, 0.8%
Utilities, 1.3%
ETFs, 3.3%
Consumer Staples, 3.5%
Materials, 7.2%
Industrials, 8.8%
Consumer Discretionary, 10.0%
Energy, 12.8%
Financial, 13.8%
Health Care, 18.4%
Information Technology, 20.1%

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2012

ASSETS
Investments in securities, at fair value (cost $31,847,741)(Note 1)	$40,412,555
Accrued dividends receivable	27,138
Accrued interest receivable	59
Total assets	$40,439,752

LIABILITIES
Due to advisor (Note 5)	$35,126
Foreign tax withholding payable	0
Disbursements in excess of demand deposit cash	3,559
Total liabilities	$38,685

NET ASSETS	$40,401,067

NET ASSETS ARE REPRESENTED BY:
Common Stock (100,000,000 shares of $.0001 par value authorized)	$246
Additional capital paid-in	30,445,639
Accumulated net realized gain (loss) on investments	1,221,815
Accumulated undistributed net investment income	46,371
Accumulated undistributed capital gains	122,182
Unrealized appreciation (depreciation) on investments	8,564,814

NET ASSETS	$40,401,067

Shares outstanding	2,461,992

Net asset value per share*	$16.41

*Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2012

INVESTMENT INCOME
Interest	$1,975
Dividends (net of foreign withholding taxes of $14,544)	965,693
Total investment income	$967,668

EXPENSES
Investment advisory fees (Note 5)	$325,352
Service fees (Note 5)	82,095
Total expenses	$407,447

NET INVESTMENT INCOME (LOSS)	$560,221

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments	$1,221,815
Net change in unrealized appreciation (depreciation) of investments	2,190,104
Net realized and unrealized gain (loss) on investments	$3,411,919

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,972,140

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	10/31/12	10/31/11
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$560,221	$410,421
Net realized gain (loss) from investment transactions	1,221,815	1,251,578
Net change in unrealized appreciation (depreciation) on investments	2,190,104	693,437
Net increase (decrease) in net assets resulting from operations	$3,972,140	$2,355,436

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(550,975)	$(373,296)
Captial Gains	(1,152,087)	(472,082)
Total distributions	$(1,703,062)	$(845,378)

CAPITAL SHARE TRANSACTIONS (Note 2)
Proceeds from sale of shares	$1,300,755	$1,549,876
Proceeds from reinvested dividends	1,698,171	841,387
Cost of shares redeemed	(2,327,851)	(1,442,414)
Net increase (decrease) in net assets resulting from capital share transactions	$671,075	$948,849

TOTAL INCREASE (DECREASE) IN NET ASSETS	$2,940,153	$2,458,907
NET ASSETS, BEGINNING OF PERIOD	$37,460,914	$35,002,007
NET ASSETS, END OF PERIOD	$40,401,067	$37,460,914

Accumulated undistributed net investment income	$46,371	$37,125

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
NET ASSET VALUE, BEGINNING OF PERIOD	$15.51	$14.86	$13.28	$12.34	$17.93

Income (loss) from investment operations:
Net investment income (loss)	$0.23	$0.17	$0.11	$0.12	$0.12
Net realized and unrealized gain (loss) on investments	1.39	0.82	1.58	0.94	(5.59)
Total from investment operations	$1.62	$0.99	$1.69	$1.06	$(5.47)

Less Distributions:
Dividends from net realized gains	$(0.49)	$(0.20)	$0.00	$0.00	$0.00
Distributions from net investment income	(0.23)	(0.14)	(0.11)	(0.12)	(0.12)
Total distributions	$(0.72)	$(0.34)	$(0.11)	$(0.12)	$(0.12)

NET ASSET VALUE, END OF PERIOD	$16.41	$15.51	$14.86	$13.28	$12.34

Total Return^	10.47%	6.78%	12.75%	8.58%	(30.55%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$40,401	$37,461	$35,002	$31,221	$28,517
Ratio of expenses to average net assets+	1.01%	1.15%	1.15%	1.14%	1.15%
Ratio of net investment income to average net assets	1.39%	1.08%	0.78%	1.00%	0.72%
Portfolio turnover rate	23.26%	18.47%	21.27%	30.28%	35.92%

^ Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.
+ This ratio excludes the impact of expenses of the registered investment companies and exchange traded funds in which the Fund may invest.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2012

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Meehan Mutual Funds, Inc. (the “Company”) is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the “Fund”).  The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”).  The Fund’s investment objective is long-term growth of capital.  The Fund commenced operations on December 10, 1999.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation—Common stocks and exchange traded funds listed on a securities exchange are valued at the last quoted sales price on the day of the valuation.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value.  Investments in open-end investment companies are valued at the closing net asset value on the day of valuation.  The Board will consider the following factors when fair valuing securities:  (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund’s holdings.

b) Federal Income Taxes—No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

As of and during the fiscal year ended October 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the fiscal year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for the tax years before 2008.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2012

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued)
c) Distributions to Shareholders—Dividends from net investment income and distributions of net realized capital gains, if any, will be recorded on ex-dividend date and paid at least annually.  Income and capital gain distributions are determined in accordance with federal income tax regulations that may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

d) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Redemption Fee – A redemption fee of 2% of the value of the shares sold will be imposed on Fund shares redeemed within 7 calendar days of their purchase.

f) Investment Transactions, Shareholder Transactions, Investment Income and Expenses—Investment and shareholder transactions are recorded on trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

2.           FAIR VALUE MEASUREMENTS
Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities
●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2012

2.           FAIR VALUE MEASUREMENTS – (continued)
The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012.

	Level 1	Level 2	Level 3	Total
Common Stocks*	$38,754,161	$0	$0	$38,754,161
Exchange Traded Funds	1,324,500	0	0	1,324,500
Short-Term Securities	333,895	0	0	333,895
Total	$40,412,556	$0	$0	$40,412,556
* See schedule of investments to view Common Stocks segregated by sector type.

The Fund did not hold any Level 3 assets during the fiscal year ended October 31, 2012. The Fund did not hold any derivative instruments at any time during the fiscal year ended October 31, 2012. There were no transfers into or out of Level 1 or Level 2 during the fiscal year ended October 31, 2012. The Fund considers transfers into or out of Level 1 or Level 2 as of the end of the reporting period.

3.           CAPITAL SHARE TRANSACTIONS
Transactions in shares were as follows:
	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2012	October 31, 2011
Sold	78,965	98,210
Reinvestments	104,009	54,218
Redeemed	(136,557)	(91,699)
Net Increase	46,417	60,729

4.           INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the fiscal year ended October 31, 2012, were as follows:

Purchases	$9,745,678
Sales	$9,101,236

At October 31, 2012, unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Appreciation	$9,293,184
Depreciation	(728,370)
Net appreciation (depreciation) on investments	$8,564,814

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2012

4.           INVESTMENT TRANSACTIONS – (continued)
At October 31, 2012, the cost of investments for federal income tax purposes was $31,847,742.

5.           ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Advisor”) to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.90% thru November 30, 2011 and 0.80% starting December 1, 2011, as applied to the Fund’s average daily net assets. For the fiscal year ended October 31, 2012, the Advisor received fees of $325,352.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Advisor to provide or arrange for day-to-day operational services to the Fund.  Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.25% thru November 30, 2011 and 0.20% starting December 1, 2011, as applied to the Fund’s average daily net assets. For the fiscal year ended October 31, 2012, the Advisor received fees of $82,095.

The Fund and the Advisor have entered into an Investment Company Services Agreement with Integrity Fund Services, LLC to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services.

The effect of the Advisory Agreement and the Servicing Agreement is to place a “cap” on the Fund’s normal operating expenses at 1.15% thru November 30, 2011 and 1.00% starting December 1, 2011. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Integrity Funds Distributor, LLC to provide distribution services to the Fund.

The Fund has adopted a Plan of Distribution under Rule 12b-1 of the 1940 Act, which allows it to finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the year through October 31, 2013.

One of the directors and officers of the Fund is a director and officer of the Advisor and the three officers of the Fund are also officers of the Advisor.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2012

6.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL
The tax character of distributions paid during the fiscal years ended October 31, 2012 and the October 31, 2011 were as follows:

	2012	2011
Distributions from ordinary income	$550,975	$373,296
Distributions from capital gains	$1,152,087	$472,082

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$550,975
Undistributed capital gains	1,152,087
Unrealized appreciation (depreciation) of securities	8,564,814
$10,267,876

7.           FOREIGN SECURITIES RISK
The Fund may invest up to 25% of its total assets in foreign securities.  Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

8.           NON-DIVERSIFICATION RISK
The Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

DIRECTORS AND OFFICERS as of October 31, 2012 (unaudited)

DIRECTORS Name, Age and Address	Position	Length of Time Served	Number of portfolios in Fund Complex Overseen by Director	Other Directorships Held
Thomas P. Meehan (DoB 1940) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	President and Director	Since 1999	1	None
Principal Occupation During Past 5 years:
President, Edgemoor Investment Advisors, Inc., a registered investment Advisor, since October 1999. President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC, law firm (1993 thru September, 1999). Trustee, Sherman, Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).

Andrew Ferrentino (DoB 1940) c/o Edgemoor Investment Advisors 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Independent Director	Since 1999	1	None

Principal Occupation During Past 5 years:
Private consultant in the computer software industry (January 1, 1999 to present).  Member, Board of Directors Template Software, Inc. from 1997 to 1999. President, Template Software, Inc. from 1982 to December 31, 1998.

Peter R. Sherman (DoB 1939) c/o Edgemoor Investment Advisors 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Independent Director	Since 2003	1	None

Principal Occupation During Past 5 years:
Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to June, 2005; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.

DIRECTORS AND OFFICERS as of October 31, 2012 (unaudited) – Continued

OFFICERS Name, Age and Address	Position	Length of Time Served	Number of portfolios in Fund Complex Overseen by Director	Other Directorships Held
Paul P. Meehan (DoB 1963) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President, Treasurer & Chief Compliance Officer	Since 2002	N/A	None
Principal Occupation During Past 5 years:
Managing Director, Edgemoor Investment Advisors, Inc., January 2006 to present; Director, Edgemoor Capital Management, Inc., January 2005 to December 2005; Vice-President, Edgemoor Capital Management, Inc., December 2002 to January 2005.

R. Jordan Smyth, Jr. (DoB 1965) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President & Secretary	Since 2005	N/A	None

Principal Occupation During Past 5 years:
Managing Director, Edgemoor Investment Advisors, Inc., January 2005 to present; Director, Edgemoor Capital Management, Inc., April 2003 to December 2004; Director, Wachovia Securities, June 1996 to February 2003.

Aggregate remuneration paid by the Advisor during the 2012 fiscal year to all Directors totaled $10,000.  Directors serve for the lifetime of the Fund, or until they are removed or resign.  Officers are elected annually for one year terms.  The Fund’s Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanfocusfund.com or without charge, by calling (866) 884-5968.

Thomas P. Meehan, Paul P. Meehan and R. Jordan Smyth, Jr., qualify as “interested persons” of the Fund as that term is defined by the 1940 Act, as amended.  Each is affiliated with the Advisor.

*************************

This report is for the information of the shareholders of Meehan Focus Fund.  For more complete information, including risks, fees and expenses, contact the Fund without charge at (866) 884-5968 for a prospectus.

MEEHAN FOCUS FUND

Notice to Shareholders
October 31, 2012

QUARTERLY FILINGS ON FORM N-Q – The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q is also available upon request by calling (866) 884-5968.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (866) 884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

 PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2012 – Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (866) 884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Meehan Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, of Meehan Mutual Funds, Inc., comprising Meehan Focus Fund (the “Fund”), including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years indicated prior to October 31, 2010, were audited by another independent registered public accounting firm, whose report dated December 29, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund constituting Meehan Mutual Funds, Inc. as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
December 28, 2012

Item 2. Code of Ethics

As of the end of the fiscal period October 31, 2012, Meehan Mutual Funds, Inc. (the “Company”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer.  The Company has not made any amendments to its code of ethics during the covered period.  The Company has not granted any waivers from any provisions of the code of ethics during the covered period.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Company’s Board of Directors (“Board”) has determined that it does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.  However, the Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the Audit Committee members have sufficient financial expertise to address any issues that are likely to come before the Audit Committee, including the evaluation of the Company's financial statements, supervision of the Company's preparation of its financial statements, and oversight of the work of the Company's independent auditors.

Item 4. Principal Accountant Fees and Services

(a)  Audit Fees

The aggregate fees billed by the Company’s independent public accountants, Cohen Fund Audit Services, Ltd. (“Cohen”), for professional services rendered in connection with the audit of the Company’s financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,000 for the fiscal period ended October 31, 2011, and $12,000 for the fiscal period ended October 31, 2012.

(b)  Audit-Related Fees

The aggregate fees Cohen billed to the Company for assurance and other services which are reasonably related to the performance of the Company’s audit and are not reported under Item 4(a) were $0 for the fiscal period ended October 31, 2011 and $0 for the fiscal period ended October 31, 2012.  The aggregate fees Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2011 and $0 for the fiscal period ended October 31, 2012.

(c)  Tax Fees

The aggregate tax fees Cohen billed to the Company for tax compliance, tax advice, and tax planning services were $2,000 for the fiscal period ended October 31, 2011 and $2,000 for the fiscal period ended October 31, 2012.  The aggregate tax fees Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2011 and $0 for the fiscal period ended October 31, 2012.

(d)  All Other Fees

For the fiscal periods ended October 31, 2011 and October 31, 2012, the Company paid Cohen no other fees.  The aggregate fees Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for any other services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2011 and $0 for the fiscal period ended October 31, 2012.

(e)  The Company’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Directors of the Company) is responsible for pre-approval of all auditing services performed for the Company.  The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Directors) must approve the auditor at an in-person meeting.  The Audit Committee also is responsible for pre-approval  (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all non-auditing services performed for the Company or for any service affiliate of the Company.  The Company’s Audit Committee pre-approved all fees described above which Cohen billed to the Company.

(f) Less than 50% of the hours billed by Cohen for auditing services to the Company for the fiscal period ended October 31, 2011, were for work performed by persons other than full-time, permanent employees of Cohen.

(g)  The aggregate non-audit fees billed by Cohen to the Company and to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser were $2,000 for the fiscal period ended October 31, 2011 and $2,000 for the fiscal period ended October 31, 2012.

(h)  The Company’s Audit Committee has not considered the non-audit services provided to the Company and the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser as described above because no non-audit services were performed by the accountant.

Item 5.  Audit Committee of Listed Registrants

Not applicable to the Company.

Item 6.  Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the Company.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Company.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Company.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of December 28, 2012.

(b)
There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Meehan Mutual Funds, Inc. that occurred during the second fiscal quarter of  the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1)              Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2)              The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)          Not applicable to the Company.

(b)              The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEEHAN MUTUAL FUNDS, INC.

Date: January 4, 2013
/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

MEEHAN MUTUAL FUNDS, INC.

Date: January 4, 2013
/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

Date: January 4, 2013
/s/ Paul P. Meehan
Paul P. Meehan
Principal Financial Officer